EXHIBIT 23.3

                         [LETTERHEAD] ERNST & YOUNG LLP


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and in the section entitled "Selected Historical Financial Data" and to the use of our report of April 23, 1999, in Amendment No. 1 of the Registration Statement (Form S-4 No. 333-88017) and related Prospectus of American Tissue Inc.




                                                           /s/ ERNST & YOUNG LLP
                                                           --------------------
                                                               ERNST & YOUNG LLP

San Francisco, California
December 22, 1999